Exhibit 99.1

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[LOGO]

Corporate Presentation

June 2006

Forward-Looking Statements

This presentation may contain “forward-looking” statements, which are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, and include words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “may,” “will” or similar expressions that are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections or other characterizations of future performance are subject to substantial risks, uncertainties and assumptions that are difficult to predict. Therefore, ARTISTdirect’s actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. For a further description of various risks, factors and uncertainties with respect to ARTISTdirect’s business, its industry, its plans and its financial results, please refer to our filings with the Securitites and Exchange Commission, which can be viewed without charge on the Internet at www.sec.gov.

[LOGO]

The Company

ARTISTdirect, Inc. (OTCBB: ARTD) is a public digital media company that offers the world’s largest companies a uniquely powerful platform to protect and promote their content (and brands) on the Internet.

ARTISTdirect has two operating divisions:

1.ARTISTdirect Internet Group

2.MediaDefender

ARTISTdirect: Strong EBITDA and Growing

Comparing the fiscal year 2005 pro forma to the fiscal year 2004 pro forma: a substantial top and bottom line growth trajectory

ARTISTdirect/MediaDefender (pro forma combined/amounts in thousands):

	2005	2004

Revenues	$20,637	$15,665

Adjusted EBITDA	$7,095	$4,033

Adjusted EBITDA as a% of revenues	34.4%	25.7%

Experienced Management Team

•                  Jon Diamond: CEO (Q3 2003 to Present)

•                       Co-Founder, GRP Records (sold to MCA)

•                       Founder, N2K (merged with CDNOW)

•                       Chairman, CDNOW (sold to Bertelsman)

•                  Robert Weingarten: CFO (Q1 2004 to Present)

•                       Founder and President, Resource One Group, a financial consulting and advisory firm providing financial and CFO services to public companies for IPOs, restructurings, reorganizations, recapitalizations, financings, mergers and acquisitions, SEC compliance

•                       Transactions included:

•                       CFO, Youbet.com during preparation for $40 million secondary offering (1998)

•                       Led IPO initiative, San Diego-based Fotoball USA (sold to K2 in 2004)

•                       President/CFO, Aries Ventures, merged with San Diego-based Cardium Therapeutics (2005)

•                  Randy Saaf: CEO, MediaDefender Subsidiary

•                  Octavio Herrera: President, MediaDefender Subsidiary

•                       Raytheon Corporation, Electronic Warfare

•                       Founders, MediaDefender

The ARTISTdirect Internet Group

Mission:

“The ultimate music destination on the Internet”

•                  Third largest music network on the global Internet, trailing only iTunes and Yahoo Internationally

•                  Growing Rapidly: 43M Uniques/month (Internationally)

•                  Profitable (30% annualized target net operating margins) and growing

*Source: Media Metrix

MediaDefender: The Industry Choice

Mission:

“The peer-to-peer platform of the global media industry”

Positioned for Growth:

•     Leading source for protecting digital content on the Internet

•     Uniquely offers comprehensive protection services on all major P2P networks

•     High Barriers to Entry: Complex development cycle for new networks

•     Proprietary, scalable technology

•     Umbrella patent filed

•     Massive P2P counter–measure infrastructure (approx. 2,500 servers unified)

Piracy Loss Statistics

IPP Piracy Loss Estimates (in $$ billions)

[CHART]

Source: Estimates based off of The Office of United States Trade
Representative: 2005 “Special 301” Decisions Study

MediaDefender: The Industry Choice

MediaDefender pioneered the field, and has a 90% market share:

FILM/TV	MUSIC
[LOGO]	[LOGO]

SOFTWARE	GAMES
[LOGO]	[LOGO]

MediaDefender Services

•                  IPP – Internet Piracy Prevention on the 15 major global P2P networks

• Interdiction

• Decoying

• Spoofing

• Swarming

•                  Marketing/Promotion (aka Re-Direction)

• Leveraging the billions of decoys MediaDefender delivers on P2P for advertising and promotion opportunities

•                  Marketing/Business Intelligence

• Productizing and selling the perfect search data of the 300MM global P2P users consuming content

MediaDefender Strategy

Services	[GRAPHIC]	New Services
(Building on existing software and IT
infrastructure)

IPP		Marketing/Promotion

Increase Content		Packageor (program) decoys to deliver
content/advertising
Increase Customers
* Currently sending billions of decoy files each
Increase Sectors		year

Increase International
Marketing/Business Intelligence
90% Market Share		Productize data by adding business intelligence to
data

Legal Enforcement Services

Piracy Continues to Increase

•                  While methods change, piracy technologies continue to be adopted

•      TV is the fastest growing pirated content

[CHART]

Financials

ARTISTdirect, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(amounts in thousands)

	(Actual) December 31, 2005	(Actual) March 31, 2006	(Pro forma)* March 31, 2006
	(Audited)	(Unaudited)	(Unaudited)
ASSETS

Current assets	$8,727	$9,526	$13,427

Property and equipment, net	1,945	2,450	2,450

Intangible assets, net	40,772	39,833	39,833

Other non-current assets, net	3,088	2,648	2,577

Total assets	$54,532	$54,457	$58,287

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

Current liabilities, excluding warrant liability	$5,407	$6,273	$6,266

Warrant liability	3,260	17,904	10,269

Long-term liabilities	43,929	41,038	39,835

Stockholders’ equity (deficiency)	1,936	(10,758)	1,917

Total liabilities and stockholders’ equity (deficiency)	$54,532	$54,457	$58,287

* Assumes exercise of certain senior debt warrants at March 31, 2006 (exercised in April 2006).

ARTISTdirect, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations (Unaudited)

Three Months Ended March 31, 2006 and 2005

(amounts in thousands)

	2006	2005
	(Actual)	(Pro forma)*

Net revenue	$5,273	$4,014

Cost of revenue	3,084	2,466

Gross profit	2,189	1,548

Gross profit%	41.5%	38.6%

Operating expenses	2,591	1,445

Interest expense, amortization of deferred financing costs and other	1,291	1,082

Adjustment for warrant liability	14,644	—

Provision for income taxes	100	127

Net loss	$(16,437)	$(1,106)

Adjusted EBITDA	$1,228	$1,154

Adjusted EBITDA as a% of net revenue	23.3%	28.7%

*Discontinued operations, impairment losses and non-recurring items for 2005 are not included.

The End of the Beginning…

Conclusion: The Beginning of a New Era for ARTISTdirect

THE YEAR AHEAD

ARTISTdirect Network:

•           Continued growth of the network

•           Continued growth in advertising revenues

MediaDefender:

•           Continued growth in core business (music, film)

•           Expansion into television, video games, and software

•           Establish the data mining opportunity

•           Rapidly leverage unique position as the world’s largest P2P marketing conduit

In 2006, ARTISTdirect will optimize its unique position in the market to maximize the synergy between its Internet and P2P platforms.

Additional Slides

The Virtuous Cycle

[GRAPHIC]
MEDIADEFENDER

Advertisers/Campaigns/Media

Consumers

ARTISTDIRECT
[GRAPHIC]

•                  ARTISTdirect drives advertising campaigns and content to MediaDefender’s P2P platform.

•                  MediaDefender drives ARTISTdirect materials into a massive population of consumers worldwide, and drives traffic from these consumers back to the ARTISTdirect Network.

•                  The traffic attracted to the ARTISTdirect Network allows it to attract premium advertisers and media partners.

Piracy Example

LimeWire results after searching “Seinfeld”

[GRAPHIC]

Right click to download selection

[GRAPHIC]

Begin downloading selected Seinfeld episode

[GRAPHIC]

Show is now downloaded and file resides on hard drive

[GRAPHIC]

Re-direct Example

Searching recording artist “Rhianna”

[GRAPHIC]

LimeWire results after searching “Rhianna”

[GRAPHIC]

Show is now downloaded and file resides on hard drive

[GRAPHIC]

MediaDefender replaces pirated file with advertisement for Rhianna on ARTISTdirect

[GRAPHIC]

Financial Addendum

Financials

ARTISTdirect, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited) ($000)
Three Months Ended March 31, 2006 and 2005

	2006	2005
	(Actual)	(Pro forma)
Net revenue
E-commerce	$539	$635
Media	1,143	655
Anti-piracy	3,591	2,724
Total net revenue	5,273	4,014
Cost of revenue
E-commerce	555	569
Media	813	354
Anti-piracy	1,716	1,543
Total cost of revenue	3,084	2,466
Gross profit	2,189	1,548
Operating expenses
Sales and marketing	261	226
General and administrative	1,747	1,205
Provision for doubtful accounts	16	14
Stock-based compensation	567	—
Total operating costs	2,591	1,445
Income (loss) from operations	(402)	103
Interest income	2	8
Interest expense	(825)	(875)
Adjustment to warrant liability	(14,644)	—
Costs related to Sub-debt conversion	(314)	—
Amortization of deferred financing costs	(207)	(215)
Other income	53	—
Loss from continuing operations before taxes	(16,337)	(979)
Provision for income taxes	100	127
Net loss	$(16,437)	$(1,106)

	2006	2005
	(Actual)	(Pro forma)

Reconciliation of Net Loss to Adjusted EBITDA

Net Loss	$(16,437)	$(1,106)
Interest income	(2)	(8)
Other income	(53)	—
Interest expense
Cash	685	733
Amortization of discount on debt	140	142
Costs related to Sub-debt conversion	314	—
Amortization of deferred financing costs	207	215
Amortization of intangible assets	939	939
Adjustment to warrant liability	14,644	—
Depreciation	124	112
Provision for income taxes	100	127
Stock-based compensation	567	—
Adjusted EBITDA	$1,228	$1,154

ARTISTdirect, Inc. and Subsidiaries

Pro Forma Condensed Consolidated Statements of Operations (Unaudited)
($000)

Years Ended December 31, 2005 and 2004

	2005	2004
Net revenue
E-commerce	$2,665	$2,994
Media	5,297	2,149
Anti-piracy	12,675	10,522
Total net revenue	20,637	15,665
Cost of revenue
E-commerce	2,400	2,629
Media	2,745	1,146
Anti-piracy	6,265	6,157
Total cost of revenue	11,410	9,932
Gross profit	9,227	5,733
Operating expenses
Sales and marketing	965	919
General and administrative	5,208	4,964
Provision for doubtful accounts	105	135
Stock-based compensation	73	7
Total operating costs	6,351	6,025
Income (loss) from operations	2,876	(292)
Interest income	47	32
Interest expense	(3,572)	(3,570)
Costs related to Sub-debt conversion	(39)	—
Amortization of deferred financing costs	(871)	(871)
Loss from continuing operations before taxes	(1,559)	(4,701)
Provision for income taxes	1,495	210
Net loss	$(3,054)	$(4,911)

	2005	2004

Reconciliation of Net Loss to Adjusted EBITDA

Net Loss	$(3,054)	$(4,911)
Interest income	(47)	(32)
Interest expense
Cash	2,973	2,971
Amortization of discount on debt	599	599
Costs related to Sub-debt conversion	39	—
Amortization of deferred financing costs	871	871
Amortization of intangible assets	3,749	3,749
Depreciation	397	569
Provision for income taxes	1,495	210
Stock-based compensation	73	7
Adjusted EBITDA	$7,095	$4,033